Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Statement of Assets and Liabilities                            8
         Portfolio of Investments in Securities                         9
         Notes to Portfolio of Investments in Securities               12
         Statement of Operations                                       13
         Statement of Changes in Net Assets                            14
         Notes to Financial Statements                                 15

===============================================================================


Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA First Start Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.


===============================================================================

                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205



                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

================================================================================



                         USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science
  & Technology(5)                  Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President

"We are now ready to move to another  plateau."

[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, PRESIDENT AND VICE CHAIRMAN OF THE BOARD]

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.
(2)  Investment trading of funds may be subject to value fluctuations.


                         INVESTMENT REVIEW


USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Primarily common stocks.

                                                          1/31/98
==========================================================================
  Net Assets                                           $23.9 Million
  Net Asset Value Per Share                                $10.25
==========================================================================


AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/98
==========================================================================
Since inception on August 1, 1997                           2.50%*

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


-------------------------------------------
CUMULATIVE PERFORMANCE COMPARISON
-------------------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index, and the Lipper Growth Funds Average from 8/1/97 through 1/31/98. The data points from the graph are as follows:

                                                    USAA
              S&P 500          Lipper Growth     First Start
               Index           Funds Average     Growth Fund

08/01/97       10,000             10,000           10,000
09/97           9,956             10,196            9,930
10/97           9,624              9,809            9,590
11/97          10,069              9,974            9,860
12/97          10,243             10,070            9,980
01/98          10,355             10,118           10,250



The graph compares a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.



                        MESSAGE FROM THE MANAGER




                       PHOTO OF PORTFOLIO MANAGER
                       CURT ROHRMAN APPEARS HERE


A text balloon                                     A text balloon
appears here:                                      appears here:
Are you jammin' to                                 Do you own a PC or
the tunes with Clear                               "email" your friends?
Channel Communications?                            Cisco makes internet
                                                   equipment and Dell makes
                                                   personal computers.



My pants, belt & jacket                            You can shop 'till you
all came from the GAP,                             drop at stores like Target,
Banana Republic or Old                             Mervyns and Marshall Fields -
Navy.  How many of your                            all owned by Dayton Hudson.
clothes came from stores
owned by GAP?




Your life is full of all kinds of really cool stuff. Did you ever wonder who makes it all - things like CDs, movies, the internet, lipstick, potato chips, razor blades, or batteries?

If you've invested some money in the USAA First Start Growth Fund, you actually own "pieces" of the companies that make all of these things. In fact, we invest your money in a bunch of different companies that make things you use every day. Some of the companies you've probably heard of. For instance, we own Gillette. Without Gillette, you or Mom and Dad might not be able to start the day. Besides being the largest manufacturer in the world of razors and blades, Gillette makes Foamy shaving cream, Oral-B toothbrushes, Soft & Dry anti- perspirant, Braun coffee makers, Duracell batteries (for the alarm clock and your Discman), and Parker pens.

Some of the companies we own you probably haven't heard of, but you know their products. An example is a company called Clear Channel Communications. Clear Channel owns a ton of radio stations across the U.S., many playing the music you listen to. They also own about 20 TV stations and almost one-third of the advertising billboards you see.

STRATEGY
So how do we decide what companies we want to own in your Fund? First, we buy the stock of companies that make products or provide services that we believe are familiar to you. Some companies, like Clear Channel, aren't so familiar until you find out what they do. Second, we look for companies that are really good at what they do and have built, or are building, leadership positions.

Third, companies we buy have to be growing faster than the average company, meaning that they have to sell a lot more products each and every year. This is really important because the faster a company grows, the better chance its stock will become worth more than we paid for it. While we want the companies we own to be fun, we also do our best to find companies that are good investments.

Fourth, we try not to buy a bunch of the same kind of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and healthcare. This way, should any one bad event occur, like a price war in hamburgers or a weak holiday shopping season, it won't hurt too many of the stocks we own at once. Presently, we own a mix of consumer, technology, and healthcare stocks.

FUND PERFORMANCE
Frankly, we started the USAA First Start Growth Fund at a lousy time. The Fund started August 1, 1997, just as the stock market was finishing a huge increase (the S&P 500 Index(1)(S&P) up 29% from its April 14, 1997, low) and just a couple months before all the problems in Asia were well known. The stock market has not made much progress since then, with the S&P up just 2.7% over the past six months. During that time, the USAA First Start Growth Fund's total return increased 2.5%. Why did we not do as well as the overall market? The primary reason was technology stocks. About 35% of the Fund is currently invested in technology stocks, such as Microsoft and Intel. Since August 1, 1997, technology stocks (including a lot of the ones we own) actually dropped in value.


OUTLOOK
We think the stock market will do well during the next several years. Companies in the U.S. in general are the most competitive on the planet. We believe our companies make better, more innovative products at lower cost than companies anywhere else. People around the world want U.S. products. Whether it's clothing, restaurants, cosmetics, computer hardware or software, medical products, or financial products, our market share advantage is widening. This is important if our companies are going to continue to grow rapidly.

Our outlook for technology stocks is rather optimistic despite the recent declines. A few trends in technology and healthcare are particularly important. Unstoppable trends in "better, smaller, faster, cheaper" are making people want to buy all kinds of new electronics. The internet has forever changed the way we do homework, communicate with our friends, and shop for the things we buy. As more people surf the net, it will need to be continually improved. Baby-boomers (people like me and probably your mom and dad, born between 1945 and 1964) are getting to the age when their bodies don't work as well as they used to. Admit it or not, baby-boomers are all going to need more and more pharmaceuticals and other medical products over the next couple decades.


(1) The S&P 500 Index is an unmanaged index representing the performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

     Past performance is no guarantee of future results. Yields and returns fluctuate.



         Top 10 Equity Holdings
           (% of Net Assets)
=======================================
  Cisco Systems                    4.0
  Gillette                         3.3
  Clear Channel Communications     3.2
  Gap                              3.2
  Hershey Foods                    3.2
  Johnson & Johnson                3.1
  Microsoft                        3.1
  Walt Disney                      3.1
  Dayton Hudson                    3.0
  Dell Computer                    2.9



            Top 10 Industries
            (% of Net Assets)
=========================================
  Computer Software & Service       7.9
  Foods                             7.7
  Electronics - Semiconductors      7.0
  Personal Care                     6.1
  Drugs                             5.6
  Computer - Hardware               5.4
  Medical Products & Supplies       4.5
  Computer - Networking             3.9
  Broadcasting - Radio & TV         3.2
  Retail - Specialty Apparel        3.2


You will find a complete list of the securities that the Fund owns on pages 9-11.



USAA FIRST START GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $23,178)       $ 24,320
   Cash                                                                                20
   Receivables:
      Capital shares sold                                                              13
      Dividends                                                                         6
      Securities sold                                                                 596
                                                                                 --------
         Total assets                                                              24,955
                                                                                 --------

LIABILITIES
   Securities purchased                                                              956
   Capital shares redeemed                                                             4
   USAA Investment Management Company                                                 15
   USAA Transfer Agency Company                                                        6
   Accounts payable and accrued expenses                                              36
                                                                                 -------
         Total liabilities                                                         1,017
                                                                                 -------
            Net assets applicable to capital shares outstanding                  $23,938
                                                                                 =======

REPRESENTED BY:
   Paid-in capital                                                               $23,305
   Accumulated net investment loss                                                   (61)
   Accumulated net realized loss on investments                                     (448)
   Net unrealized appreciation of investments                                      1,142
                                                                                 -------
            Net assets applicable to capital shares outstanding                  $23,938
                                                                                 =======
   Capital shares outstanding                                                      2,335
                                                                                 =======
   Net asset value, redemption price, and offering price per share               $ 10.25
                                                                                 =======

See accompanying notes to financial statements.



USAA FIRST START GROWTH FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)


                                                                        Market
      Number                                                             Value
    of Shares                  Security                                  (000)
    ----------                 --------                                 ------
                              COMMON STOCKS (98.7%)
               Auto Parts (2.5%)
      12,000   Lear Corp.*                                              $    596
                                                                        --------
               Beverages - Nonalcoholic (2.6%)
      17,000   PepsiCo, Inc.                                                 613
                                                                        --------
               Broadcasting - Radio & TV (3.2%)
      10,000   Clear Channel Communications, Inc.*                           770
                                                                        --------
               Communication Equipment (2.6%)
       7,000   Lucent Technologies, Inc.                                     620
                                                                        --------
               Computer - Hardware (5.4%)
       7,000   Dell Computer Corp.*                                          696
      10,000   Hewlett-Packard Co.                                           600
                                                                        --------
                                                                           1,296
                                                                        --------
               Computer - Networking (3.9%)
      15,000   Cisco Systems, Inc.*                                          946
                                                                        --------
               Computer Software & Service (7.9%)
       5,000   Microsoft Corp.*                                              746
      11,000   Networks Associates, Inc.*                                    594
      15,000   Sterling Commerce, Inc.*                                      545
                                                                        --------
                                                                           1,885
                                                                        --------
               Drugs (5.6%)
      10,000   Eli Lilly & Co.                                               675
       8,000   Pfizer, Inc.                                                  655
                                                                        --------
                                                                           1,330
                                                                        --------
               Electrical Equipment (2.3%)
       7,000   General Electric Co.                                          543
                                                                        --------
               Electronics - Semiconductors (7.0%)
      22,000   Analog Devices, Inc.*                                         649
       8,000   Intel Corp.                                                   648
       7,000   Texas Instruments, Inc.                                       382
                                                                        --------
                                                                           1,679
                                                                        --------
               Entertainment (3.1%)
       7,000   Walt Disney Co.                                               746
                                                                        --------

               Equipment - Semiconductors (2.1%)
      15,000   Applied Materials, Inc.*                                      492
                                                                        --------
               Finance - Diversified (2.6%)
      14,000   Federal Home Loan Mortgage Corp.                              623
                                                                        --------
               Foods (7.7%)
      11,000   Campbell Soup Co.                                             588
      12,000   Hershey Foods Corp.                                           764
      15,000   Keebler Foods Co.*                                            413
         800   Tootsie Roll Industries, Inc.                                  50
         500   William Wrigley Jr., Co.                                       37
                                                                        --------
                                                                           1,852
                                                                        --------
               Healthcare - Diversified (3.1%)
      11,000   Johnson & Johnson, Inc.                                       736
                                                                        --------
               Hospitals (2.4%)
      17,000   Tenet Healthcare Corp.*                                       587
                                                                        --------
               Household Products (2.6%)
       8,000   Procter & Gamble Co.                                          627
                                                                        --------
               Housewares (2.6%)
      15,000   Newell Co.                                                    616
                                                                        --------
               Leisure Time (0.4%)
       1,000   Mattel, Inc.                                                   40
         500   Sony Corp. ADR                                                 47
                                                                        --------
                                                                              87
                                                                        --------
               Lodging/Hotel (2.0%)
      28,000   Host Marriott Corp.*                                          490
                                                                        --------
               Medical Products & Supplies (4.5%)
       9,000   Boston Scientific Corp.*                                      457
      12,000   Medtronic, Inc.                                               613
                                                                        --------
                                                                           1,070
                                                                        --------
               Oil & Gas - Drilling/Equipment (1.5%)
       5,000   Schlumberger Ltd.                                             368
                                                                        --------
               Personal Care (6.1%)
      11,000   Avon Products, Inc.                                           660
       8,000   Gillette Co.                                                  790
                                                                        --------
                                                                           1,450
                                                                        --------
               Restaurants (0.4%)
       1,000   McDonald's Corp.                                               47
       1,700   Tricon Global Restaurants, Inc.*                               46
                                                                        --------
                                                                              93
                                                                        --------
               Retail - General Merchandising (3.0%)
      10,000   Dayton Hudson Corp.                                           719
                                                                        --------
               Retail - Specialty (2.7%)
      27,000   Pier 1 Imports, Inc.                                          631
       1,000   Toys 'R' Us, Inc.*                                             27
                                                                        --------
                                                                             658
                                                                        --------
               Retail - Specialty Apparel (3.2%)
      19,500   Gap, Inc.                                                     762
                                                                        --------
               Services - Commercial & Consumer (0.4%)
       2,000   Corporate Family Solutions, Inc.*                              50
       1,000   Sylvan Learning Systems, Inc.*                                 40
                                                                        --------
                                                                              90
                                                                        --------
               Services - Data Processing (2.9%)
      13,000   Applied Graphics Technologies, Inc.*                          696
                                                                        --------
               Shoes (0.2%)
       1,000   Timberland Co.*                                                58
                                                                        --------
               Telecommunications - Long Distance (2.2%)
      15,000   Worldcom, Inc.*                                               537
                                                                        --------
               Total common stocks (cost: $22,493)                        23,635
                                                                        --------

     Principal
      Amount
       (000)
       -----
                                SHORT-TERM (2.9%)
               Discount Note
        $685   Federal Home Loan Mortgage Corp., 5.57%, 2/02/98
                (cost: $685)                                                 685
                                                                        --------
               Total investments (cost: $23,178)                        $ 24,320
                                                                        ========



USAA FIRST START GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.

See accompanying notes to financial statements.



USAA FIRST START GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998*
(Unaudited)



Net investment loss:
   Income:
      Dividends                                                         $   59
      Interest                                                              28
                                                                        ------
         Total income                                                       87
                                                                        ------
   Expenses:
      Management fees                                                       80
      Transfer agent's fees                                                 17
      Custodian's fees                                                      13
      Postage                                                                4
      Shareholder reporting fees                                             1
      Directors' fees                                                        2
      Registration fees                                                     13
      Professional fees                                                     16
      Other                                                                  2
                                                                        ------
         Total expenses                                                    148
                                                                        ------
            Net investment loss                                            (61)
                                                                        ------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                                      (448)
   Change in net unrealized appreciation/depreciation                    1,142
                                                                        ------
            Net realized and unrealized gain                               694
                                                                        ------
Increase in net assets resulting from operations                        $  633
                                                                        ======

* Fund commenced operations August 1, 1997.

See accompanying notes to financial statements.




USAA FIRST START GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1998*
(Unaudited)

From operations:
   Net investment loss                                                 $   (61)
   Net realized loss on investments                                       (448)
   Change in net unrealized appreciation/depreciation
      of investments                                                     1,142
                                                                       -------
      Increase in net assets resulting from operations                     633
                                                                       -------
From capital share transactions:
   Proceeds from shares sold                                            24,280
   Cost of shares redeemed                                                (975)
                                                                       -------
      Increase in net assets from capital share transactions            23,305
                                                                       -------
Net increase in net assets                                              23,938
Net assets:
   Beginning of period                                                    -
                                                                       -------
   End of period                                                       $23,938
                                                                       =======
Undistributed net investment loss included in net assets:
   End of period                                                       $   (61)
                                                                       =======
Change in shares outstanding:
   Shares sold                                                           2,433
   Shares redeemed                                                         (98)
                                                                       -------
      Increase in shares outstanding                                     2,335
                                                                       =======
Authorized shares of $.01 par value                                     25,000
                                                                       =======

* Fund commenced operations August 1, 1997.

See accompanying notes to financial statements.



USAA FIRST START GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund), which commenced operations on August 1, 1997. The Fund's investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in equity securities of companies that provide goods or services that the Manager believes are familiar to young people.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $28,619,029 and $5,676,907, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $2,062,545 and $920,610, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1998 was $280.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services
Automobile  Association  (the  Association),   a  large,  diversified  financial
services institution. At January 31, 1998, the Association and its affiliates owned 2,000,010 shares (85.6%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout the period is as follows:

                                                     Six-month
                                                   Period Ended
                                                    January 31,
                                                       1998*
                                                       -----
Net asset value at
   beginning of period                               $ 10.00
Net investment loss                                     (.03 )(a)
Net realized and
   unrealized gain                                       .28
                                                     -------
Net asset value at
   end of period                                     $ 10.25
                                                     =======

Total return (%)                                        2.50
Net assets at
   end of period (000)                               $23,938
Ratio of expenses to
   average net assets (%)                               1.39(b)
Ratio of net investment
   loss to average net assets (%)                       (.58)(b)
Portfolio turnover (%)                                 30.97
Average commission
   rate paid per share+                              $ .0499


  * Fund commenced operations August 1, 1997.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                    THIS IS THE END OF THE SEMIANNUAL REPORT.


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